NATURE OF OPERATIONS	12 Months Ended
Mar. 31, 2023
NATURE OF OPERATIONS
NATURE OF OPERATIONS

1.NATURE OF OPERATIONS

Reunion Neuroscience Inc. (“Reunion” or the “Company”) is a clinical-stage biopharmaceutical company with a mission to develop innovative next generation therapeutic solutions for underserved mental health conditions.

The Company’s lead asset, RE104, is a patented, clinical-stage serotonergic psychedelic therapeutic designed as a single-dose, fast-acting and durable antidepressant. The Company recently completed a Phase 1 clinical study evaluating the safety, tolerability, pharmacokinetics and pharmacodynamics of RE104 and, based on results and the selection of a recommended Phase 2 dose, plans to evaluate RE104 as a treatment for patients who suffer from postpartum depression (“PPD”) and other mental health conditions. A Phase 2 clinical study in PPD is planned to start by the end of calendar year 2023.

Reunion is also developing the RE200 series, which are molecules designed to be structurally similar to classical psychedelics with selective potency at the target serotonin 2A receptor (5HT2A) and designed to be devoid of 5HT2B receptor agonism. Since 5HT2B activation acts detrimentally on the cardiovascular system, the RE200 series are intended to be used in chronic treatments, in broader patient populations and in a wider set of indications.

Reorganization and Spinout of Clinic Operations

On August 11, 2022, Reunion completed its previously announced reorganization which resulted in the separation of its drug development and clinic divisions into two independent companies (the “Spinout Transaction”). The reorganization was completed by way of a Plan of Arrangement (the “Arrangement”). Upon closing, Reunion transferred the entirety of its clinics in Canada, United States and the Netherlands, its natural products research in Jamaica, the associated digital assets and part of its corporate operations in Canada and United States (collectively, the “Clinic Operations”) to Field Trip Health & Wellness Ltd. (“Field Trip H&W”). Pursuant to the terms of the Arrangement, each Field Trip share was exchanged for one common share of Reunion and approximately 0.86 common shares of Field Trip H&W. Reunion Shares were consolidated on a 5:1 basis.

Field Trip Health Ltd. was renamed Reunion Neuroscience Inc. and remains listed on the NASDAQ Stock Market and Toronto Stock Exchange under the ticker symbol “REUN”, concurrent with the listing of Field Trip H&W (see below). Reunion continues to focus on the research and development of novel psychedelic molecules such as RE104 and RE200 series of drug development candidates.

Field Trip H&W operated as a separate company with a separate management team and Board of Directors focused on the Clinic Operations.

Concurrent with closing of the Arrangement, Field Trip H&W completed a series of private placement financings for gross proceeds of approximately $20 million and listed on the Toronto Stock Exchange Venture under the ticker symbol “FTHW”. In connection with the Arrangement, Reunion subscribed for 19,615,000 FTHW shares at $0.50 per share and holds a 21.84% interest in Field Trip H&W on a non-diluted basis (see Note 9 for details).

The following diagram describes the subsidiaries of Reunion prior to the Spinout Transaction, and as of the date hereof, including their place of incorporation and continuance or formation. All subsidiaries are wholly-owned.

Pre-Spinout Transaction

As of the date hereof

On September 30, 2022, Field Trip Discovery USA Inc. was renamed to Reunion Neuroscience USA Inc.

On October 4, 2022, Field Trip Psychedelics Inc. (“FTP”) was amalgamated with Field Trip Discovery Inc. following which the amalgamated entity was renamed Reunion Neuroscience Canada Inc.